WAIVER OF CERTAIN RIGHTS WHEREAS, the undersigned is a holder (the “Holder”) of certain warrants of Clever Leaves Holdings Inc., a corporation organized under the laws of British Columbia, Canada (the “Company”); WHEREAS, the Holder was issued 4,150,000 warrants (each a “Warrant” and collectively, the “Warrants”), each Warrant entitling the Holder to purchase one share of common stock, par value $0.0001 per share, of Schultze Special Purpose Acquisition Corp. (the “SPAC” and “SPAC Common Stock”) pursuant to the Warrant Purchase Agreement, dated December 10, 2018, between the SPAC and the Holder; WHEREAS, the Holder was issued 750,000 Warrants, each Warrant entitling the Holder to purchase one share of SPAC Common Stock prior to the closing of the Business Combination, as defined below, in satisfaction of the Sponsor Loans (as defined in the Business Combination Agreement (as defined below)) and that certain Promissory Note, dated September 13, 2018, issued to Holder in the principal amount of $250,000; WHEREAS, the transactions contemplated by the Amended and Restated Business Combination Agreement, dated November 9, 2020, by and among the SPAC, Clever Leaves International Inc., the Company and Novel Merger Sub Inc. (the “Business Combination Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Business Combination Agreement) were completed on December 18, 2020, with the Company surviving the business combination (the “Business Combination”) as the going forward company; WHEREAS, pursuant to the Business Combination Agreement, the Assignment, Assumption and Amendment Agreement, dated December 18, 2020 by and among the SPAC, the Company and Continental Stock Transfer & Trust Company (“Continental”) (the “Warrant Assumption Agreement”) and Section 4.5 of the Warrant Agreement, dated December 10, 2018 between the SPAC and Continental (as amended through the date hereof, the “Warrant Agreement”), effective as of the Merger Effective Time (as defined in the Business Combination Agreement), each of the issued and outstanding warrants issued to the Holder were no longer exercisable for shares of SPAC Common Stock but instead became exercisable for the Company’s common shares, having no par value (the “Common Shares”); WHEREAS, in connection with the Business Combination the Holder received 2,248,844 Common Shares in exchange for SPAC Common Stock, on a one-for-one basis; WHEREAS, pursuant to and subject to the terms and conditions of Section 3.3 of the Warrant Agreement, the Holder may exercise all or any portion of the Warrants (not including fractions thereof) in exchange for Common Shares; WHEREAS, in connection with the Business Combination the Company granted the Holder certain rights pursuant to the Investors’ Rights Agreement, dated December 18, 2020, by and among the Company, the Holder and certain investors named therein (the “Investors’ Rights

Agreement”), including the right, pursuant to and subject to the terms and conditions of Section 6 thereof, the Holder to nominate one person to the board of directors of the Company (the “Board”) until the first such time that the investors party to the Investors’ Rights Agreement (together with their respective Affiliates) cease to Beneficially Own (as defined in the Investors’ Rights Agreement) collectively a number of Common Shares equal to or greater than: (i) 50% of the total number of Common Shares held by the Investors on the date thereof (as the same may be adjusted by share splits, reverse splits, share dividends, recapitalizations or other similar events) and (ii) 2.0% of the then-issued and outstanding Common Shares, as determined on a fully diluted basis, including the Earn-Out Shares for so long as the Earn-Out Target Conditions pertaining to such Earn-Out Shares remain capable of being satisfied; WHEREAS, the Common Shares are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the Nasdaq Stock Market LLC; WHEREAS, Gary Julien, a current employee of the Holder, currently serves on the Board, and the Company desires for Mr. Schultze to be appointed to the Board and to the audit committee of the Board (the “Audit Committee”); WHEREAS, the Holder desires to waive its rights to exercise its Warrants for Common Shares, on the terms and subject to the conditions contained herein; WHEREAS, the Holder desires to waive its right to nominate any Board members pursuant to the Investors’ Rights Agreement, on the terms and subject to the conditions contained herein; WHEREAS, the Company and Holder desire to prohibit the Holder from acquiring or disposing of its Common Shares, or securities convertible into, or exercisable, or exchangeable for Common Shares (including the Warrants), on the terms and subject to the conditions contained herein; WHEREAS, for good and valuable consideration, the parties desire to enter into this waiver agreement (the “Waiver Agreement”). NOW, THEREFORE, the Holder and the Company hereby agree as follows, effective as of the date hereof: 1. Waiver of Warrant Exercise. (a) Subject to Section 1(b) below, the Holder hereby waives its rights pursuant to Section 3 of the Warrant Agreement to exercise its Warrants for Common Shares (the “Exercise Waiver”). (b) The Holder shall have the right upon at least 61 days’ prior written notice to the Company to terminate the Exercise Waiver, at which time this Section 1 shall be of no further force and effect (the effective date of such termination, the “Lapse Date”).

2. Waiver of Director Nomination Rights. (a) Subject to Section 2(b) below, the Holder hereby waives its rights pursuant to Section 6 of the Investors’ Rights Agreement to nominate a member to the Board (the “Nomination Right Waiver”). (b) The Nomination Right Waiver will terminate when George J. Schultze is no longer a member of the Audit Committee or ceases to be eligible to be member of the Audit Committee under the rules and regulations of the Nasdaq Stock Market LLC (“Nasdaq”), whichever occurs earlier (the period commencing on the date hereof and ending on such date, the “Restricted Period”). 3. Limitation on Purchases and Lock-Up of Sales of Common Shares. (a) Limitations on Purchases of Common Shares. During the Restricted Period, the Holder agrees that it shall not, directly or indirectly (and shall cause (i) its controlled affiliates not to, (ii) its and their respective employees, directors, officers, partners, members, agents, affiliates, family members and any other representatives (the “Representatives”) acting on its and their respective behalf not to and (iii) any individuals or entities with which the Holder would be deemed to form a “group” for purposes of Exchange Act Rule 13d-5 not to) (the individuals or entities listed in the foregoing clauses (i) through (iii), the “Covered Persons”), in any manner acting alone or in concert with others, acquire, agree to acquire or make any proposal to acquire, directly or indirectly, by means of purchase or in any other manner, beneficial or economic ownership of any securities of the Company, direct or indirect rights to acquire any securities of the Company (including any derivative securities with economic equivalents of ownership of any of such securities), or any right to vote or to direct the voting of any securities of the Company (collectively, “Purchases”), provided that, notwithstanding the foregoing, the Holder may acquire beneficial ownership of up to 9.99% of the issued and outstanding Common Shares. (b) Lock-Up of Sales of Common Shares. The Holder agrees, without the prior written consent of the Board, it will not, and will cause the Covered Persons not to, directly or indirectly, (x) offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission (the “SEC”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any Common Shares, Warrants or any securities convertible into, or exercisable, or exchangeable for, Common Shares or publicly announce an intention to effect any such transaction (collectively, “Sales”) during the period commencing on the date hereof and ending twelve (12) months after the date of this Waiver Agreement.

4. Notice of Securities Transactions. (a) The Holder represents and warrants for the benefit of the Company that, as of the date hereof, the Covered Persons collectively beneficially own 2,248,844 Common Shares and 4,900,000 Warrants. The Holder agrees to inform the Company from time to time during the Restricted Period, upon the request of the Company, the number of Warrants and Common Shares owned by it. (b) The Holder agrees it will give prompt notice to the Company (no later than two business days after such event) in the event of any Purchases or Sales by it or any Covered Persons of any Common Shares, Warrants or any securities convertible into, or exercisable, or exchangeable for, Common Shares during the Restricted Period. 5. Notices. All notices and other communications provided for herein and all legal process in regard hereto shall be in writing (including electronic transmission) at the address specified in this subsection: If to the Company: Clever Leaves Holdings Inc. 6501 Congress Ave, Suite 240 Boca Raton, Florida 33487 Attention: Kyle Detwiler, Chief Executive Officer; David Kastin, General Counsel Email: kyle.detwiler@cleverleaves.com; david.kastin@cleverleaves.com With a copy to (which shall not constitute notice): Freshfields Bruckhaus Deringer US LLP 601 Lexington Avenue New York, NY 10022 Attention: Pamela L. Marcogliese; Sebastian L. Fain Email: pamela.marcogliese@freshfields.com; sebastian.fain@freshfields.com If to Holder: Schultze Special Purpose Acquisition Sponsor, LLC 800 Westchester Avenue, Suite 632 Rye Brook, NY 10573 Attention: George J. Schultze Email: GSchultze@samco.net Notices shall be deemed validly given, made or served, (a) if sent by email, on the Business Day on which the email was sent (provided no “bounce back” or notice of non-delivery is received) or (b) if given by any other means, when actually received during normal business hours. For purposes of this Agreement, “Business Day” shall mean any day on which the

Principal Trading Market and commercial banks in the city of New York are open for business. 6. Specific Performance. The parties hereto acknowledge and agree that irreparable damage may occur in the event that any of the provisions of this Waiver were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Waiver and to enforce specifically the terms and provisions of this Waiver (without the necessity of posting any bond), this being in addition to any other remedy to which they may be entitled by law or equity. 7. Further Assurances. The Holder shall use its reasonable best efforts to cause the Covered Persons to comply in all respects with the provisions of this Waiver applicable to the Holder to the same extent as if such Covered Persons were original parties hereto. 8. Counterparts. This Waiver may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. 9. Governing Law. This Waiver will be construed and interpreted in accordance with the laws of the State of New York (without regard to the conflicts of laws provisions thereof). 10. Entire Agreement; Amendments. This Waiver contains the entire understanding of the parties with respect to the matters covered hereby and thereby. This Waiver may be amended only by an agreement in writing executed by the parties hereto. The parties hereto may amend this Waiver without notice to or the consent of any third party, including any Covered Person. 11. No Third-Party Beneficiaries. This Waiver is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision of this Waiver be enforced by, any other person.

IN WITNESS WHEREOF, the undersigned has executed this Waiver of Certain Rights as of the date first set forth below. Dated: February 2, 2022 HOLDER: SCHULTZE SPECIAL PURPOSE ACQUISITION SPONSOR, LLC By: Schultze Asset Management, LP By: Schultze Asset Management GP, LLC By: ____________________________________ Name: Title: COMPANY: By: ____________________________________ Name: Kyle Detwiler Title: Chief Executive Officer